Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott Mercer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No. 1 to the Quarterly Report of Volta Inc. (the “Company”) on Form 10-Q/A for the fiscal quarter ended September 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Amendment No. 1 to the Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of the Company.

Date: March 22, 2022	By:	/s/ Scott Mercer
Scott Mercer
Chief Executive Officer, Director and Chairperson
(Principal Executive Officer)

I, Francois P. Chadwick, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No. 1 to the Quarterly Report of Volta Inc. (the “Company”) on Form 10-Q/A for the fiscal quarter ended September 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Amendment No. 1 to the Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of the Company.

Date: March 22, 2022	By:	/s/ Francois P. Chadwick
Francois P. Chadwick
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

This certification accompanies the Form 10-Q/A to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Volta Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q/A), irrespective of any general incorporation language contained in such filing.